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                            STATEMENT UNDER OATH OF
                        PRINCIPAL EXECUTIVE OFFICER AND
                          PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                            TO EXCHANGE ACT FILINGS

I, Victoria J. Reich, Chief Financial Officer of Brunswick Corporation, state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of Brunswick Corporation, and, except as corrected or supplemented in a subsequent covered report:

- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with the Audit Committee of Brunswick Corporation's Board of Directors.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

- Brunswick Corporation's Annual Report on Form 10-K filed with the Commission for the period ending December 31, 2001;

- all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Brunswick Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

-    any amendments to any of the foregoing.

                                                          /s/ Victoria J. Reich
                                                          ---------------------
                                                          Victoria J. Reich

                                                          Date: August 14, 2002

Subscribed and sworn to before me this 14th day of August, 2002

/S/ Nancy Ann Hartman                                     [Official Notary Seal]
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Notary Public
My Commission Expires:  March 4, 2006